Exhibit 32
Certification of Periodic Financial Report Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mentor Graphics Corporation (the “Company”) hereby certifies to such officer’s knowledge that:
(i) the Quarterly Report on Form 10-Q of the Company for the quarter ended July 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: September 4, 2014

/S/ WALDEN C. RHINES
Walden C. Rhines
Chief Executive Officer
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. A signed original of this written statement required by Section 906 has been provided to Mentor Graphics Corporation and will be retained by Mentor Graphics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.
Certification of Periodic Financial Report Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mentor Graphics Corporation (the “Company”) hereby certifies to such officer’s knowledge that:
(i) the Quarterly Report on Form 10-Q of the Company for the quarter ended July 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: September 4, 2014

/S/ GREGORY K. HINCKLEY
Gregory K. Hinckley
President, Chief Financial Officer
The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. A signed original of this written statement required by Section 906 has been provided to Mentor Graphics Corporation and will be retained by Mentor Graphics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.